EXHIBIT 99.2
                                                                    ------------



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of The Nautilus Group, Inc. (the "Company"), a Washington corporation and plan administrator of The Nautilus Group, Inc. 401(k) Savings Plan (the "Plan"), does hereby certify that:

         To my knowledge, the Annual Report on Form 11-K for the year ended December 31, 2002 (the "Form 11-K") of the Plan fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.



June 27, 2003                       By:   /s/ Rod W. Rice
-------------                       ---------------------
Date                                Rod W. Rice, Chief Financial Officer,
                                    Treasurer and Secretary, The Nautilus
                                    Group, Inc., Administrator of The Nautilus
                                    Group, Inc. 401(k) Savings Plan





         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.














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